UACSC 97-D
                    UNION ACCEPTANCE CORPORATION
                             (Servicer)
                        MONTH ENDING 5/31/98

                                                                      UACSC 97-D
                        UNION ACCEPTANCE CORPORATION
                                 (Servicer)
                            MONTH ENDING 5/31/98

PRINCIPAL BALANCE RECONCILIATION           D O L L A R S
                                              CLASS A-1       CLASS A-2        CLASS A-3        CLASS A-4           CLASS A-5
                                             -------------   -------------    -------------     -------------      -------------
Original Principal Balance                   33,250,000.00   71,250,000.00    31,925,000.00     44,725,000.00      22,997,164.67
Beginning Period Principal Balance                    0.00   70,051,622.40    31,925,000.00     44,725,000.00      22,997,167.67
Principal Collections - Scheduled Payments            0.00    2,643,409.86             0.00              0.00               0.00
Principal Collections - Payoffs                       0.00    2,352,711.63             0.00              0.00               0.00
Principal Withdrawal from Payahead                    0.00        5,995.16             0.00              0.00               0.00
Gross Principal Charge Offs                           0.00      301,821.50             0.00              0.00               0.00
Repurchases                                           0.00        6,053.89             0.00              0.00               0.00
                                             -------------   -------------    -------------     -------------      -------------
Ending Balance                                        0.00   64,741,630.36    31,925,000.00     44,725,000.00      22,997,167.67
                                             =============   =============    =============     =============      =============

Certificate Factor                               0.0000000       0.9086545        1.0000000         1.0000000          1.0000000
Pass Through Rate                                   6.4507%         6.2000%          6.2600%            6.280%             5.410%

                                                                      NUMBERS
                                                   TOTAL CLASS A's
                                                    --------------     ------

Original Principal Balance                          204,147,164.67     17,123
Beginning Period Principal Balance                  169,698,787.07     14,970
Principal Collections - Scheduled Payments            2,643,409.86
Principal Collections - Payoffs                       2,352,711.63        374
Principal Withdrawal from Payahead                        5,995.16
Gross Principal Charge Offs                             301,821.50         25
Repurchases                                               6,053.89          4
                                                    --------------     ------
Ending Balance                                      164,388,795.03     14,567
                                                    ==============     ======

Certificate Factor                                       0.8052465
Pass Through Rate                                           6.2914%

CASH FLOW RECONCILIATION

Principal Wired                                                 5,012,714.99
Interest Wired                                                  1,594,609.87
Withdrawal from Payahead Account                                    9,429.04
Repurchases (Principal and Interest)                                6,296.07
Charge Off Recoveries                                              90,265.65
Interest Advances                                                  28,955.82
Certificate Account Interest Earned                                20,523.12
Spread Account Withdrawal                                               0.00
Class A Surety Bond Draw for Class I Interest                           0.00
Class A Surety Bond Draw for
     Class A Principal or Interest                                      0.00
                                                                ------------
Total Cash Flow                                                 6,762,794.56
                                                                ============


TRUSTEE DISTRIBUTION  (6/10/98)

Total Cash Flow                                                 6,762,794.56
Unrecovered Advances on Defaulted Receivables                       9,011.11
Servicing Fee (Due and Unpaid)                                          0.00
Interest to Class A-1 Certificateholders                                0.00
Interest to Class A-2 Certificateholders                          361,933.38
Interest to Class A-3 Certificateholders                          166,542.08
Interest to Class A-4 Certificateholders                          234,060.83
Interest to Class A-5 Certificateholders                          122,843.19
Interest to Class I Certificateholders                            166,898.28
Principal to Class A-1 Certificateholders                               0.00
Principal to Class A-2 Certificateholders                       5,309,992.04
Principal to Class A-3 Certificateholders                               0.00
Principal to Class A-4 Certificateholders                               0.00
Principal to Class A-5 Certificateholders                               0.00
Surety Bond Premium                                                21,233.55
Interest Advance Recoveries from Payments                          13,097.53
Unreimbursed draws on Class A's Surety Bond
     for Class I Interest                                               0.00
Unreimbursed draws on Class A's Surety Bond
     for Class A Principal or                                           0.00
Interest
Deposit to Payahead                                                17,919.19
Certificate Account Interest to Servicer                           20,523.12
Payahead Account Interest to Servicer                                 447.20
Excess                                                            318,293.06
                                                                ------------

Net Cash                                                                0.00
                                                                ============


Servicing Fee Retained from Interest Collections                  141,415.66

SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                2,041,471.65
Beginning Balance                                               2,551,839.56
Trustee Distribution of Excess                                    318,293.06
Interest Earned                                                    11,280.82
Spread Account Draws                                                    0.00
Reimbursement for Prior Spread Account Draws                            0.00
Distribution of Funds to Servicer                                (329,573.88)
                                                                ------------
Ending Balance                                                  2,551,839.56
                                                                ============

Required Balance                                                2,551,839.56



FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                               14,290,301.53
Beginning Balance                                               9,327,075.54
Reduction Due to Spread Account                                         0.00
Reduction Due to Principal Reduction                            (371,699.44)
                                                                ------------
Ending Balance                                                  8,955,376.10
                                                                ============

First Loss Protection Required Amount                           8,955,376.09
First Loss Protection Fee %                                            2.00%
First Loss Protection Fee                                          15,423.15



SURETY BOND  RECONCILIATION


Original Balance                                              204,147,164.67
Beginning Balance                                             168,383,740.96
Draws                                                                   0.00
Reimbursement of Prior Draws                                            0.00
                                                              --------------
Ending Balance                                                168,383,740.96
                                                              ==============

Adjusted Ending Balance Based Upon Required Balance           163,030,648.89
                                                              ==============
Required Balance                                              163,030,648.89


PAYAHEAD RECONCILIATION


Beginning Balance                                                 106,138.16
Deposit                                                            17,919.19
Payahead Interest                                                     447.20
Withdrawal                                                          9,429.04
                                                              --------------
Ending Balance                                                    115,075.51
                                                              ==============

CURRENT DELINQUENCY
                                             GROSS
     # PAYMENTS DELINQUENT     NUMBER       BALANCE      PRINCIPAL    INTEREST
     ---------------------     ------       -------      ---------    --------
1 Payment                       138     1,459,076.90     24,257.21    17,094.74
2 Payments                       68       827,837.76     19,510.20    18,107.48
3 Payments                       27       338,108.20     14,874.33    10,660.23
                                ---     ------------     ---------    ---------
Total                           233     2,625,022.86     58,641.74    45,862.45
                                ===     ============     =========    =========

Percent Delinquent            1.600%           1.597%


DELINQUENCY RATE (60+)
                                                        RECEIVABLE
                                    END OF PERIOD       DELINQUENCY
   PERIOD            BALANCE        POOL BALANCE           RATE
   ------            -------        ------------           ----
Current          1,165,945.96      164,388,795.03          0.71%
1st Previous       909,650.11      169,698,787.07          0.54%
2nd Previous     1,108,263.31      175,671,822.97          0.63%


NET LOSS RATE

                                                                                        DEFAULTED
                                                    LIQUIDATION       AVERAGE            NET LOSS
   PERIOD                            BALANCE         PROCEEDS       POOL BALANCE       (ANNUALIZED)
   ------                            -------         --------       ------------       ------------
Current                             301,821.50       90,265.65     167,043,791.05           1.52%
1st Previous                        306,287.05      140,361.18     172,685,305.02           1.15%
2nd Previous                        296,141.92       67,103.70     178,826,805.73           1.54%

Gross Cumulative Charge Offs      1,077,307.48                     Net Cumulative Loss Percentage
Gross Liquidation Proceeds          301,419.72                                              0.38%
Number of Repossessions                     27
Number of Inventoried Autos EOM             29

EXCESS YIELD TRIGGER
                                                    EXCESS YIELD
                   EXCESS        END OF PERIOD       PERCENTAGE
   PERIOD           YIELD        POOL BALANCE       (ANNUALIZED)
   ------           -----        ------------       ------------
Current          358,768.09    164,388,795.03           2.62%
1st Previous     503,644.98    169,698,787.07           3.56%
2nd Previous     520,716.75    175,671,822.97           3.56%
3rd Previous     499,379.10    181,981,788.48           3.29%
4th Previous     838,893.99    187,390,973.34           5.37%
5th Previous     976,474.46    193,045,072.44           6.07%


                                 CURRENT
                                  LEVEL          TRIGGER        STATUS
                                  -----          -------        ------

Six Month Average Excess Yield     4.08%          1.50%           OK

Trigger Hit in Current or any Previous Month                      NO


DATE: 6/5/98                                            /s/ Nancy Meltabarger
                                                        ------------------------
                                                           NANCY MELTABARGER
                                                        ASSISTANT VICE PRESIDENT